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                                                                  EXHIBIT 10.2




                           LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of February 20, 2004, by and among Health Grades, Inc., (the "Borrower" and sometime referred to as "Health Grades") and Silicon Valley Bank ("Bank").

1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated May 10, 2002, as may be amended from time to time (the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of One Million Dollars ($1,000,000) and a Term Loan in the original principal amount of Five Hundred Thousand Dollars ($500,000) subject to the terms set forth in the Loan Agreement. Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations."

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.    DESCRIPTION OF CHANGE IN TERMS.

      A.    Modification(s) to Loan Agreement.

            1. Item (ii) under Section 6.7 entitled "Financial Covenants" is hereby amended to read as follows:

                       Tangible Net Worth.  A book net worth, less intangibles,
                  plus non- offsetable Deferred License and Maintenance
                  Revenue of at least the sum of $2,750,000 plus 25% of new equity or fiscal quarter Profitability. For calculation purposes, "Profitability" is defined as pre-tax earnings.

            2. Section 6.8 entitled "Registration of Intellectual Property Rights" is hereby amended to read as follows:

                  Borrower shall not register any Copyrights or Mask Works with the United States Copyright Office unless it: (i) has given at least fifteen (15) days' prior notice to Bank of its intent to register such Copyrights or Mask Works and has provided Bank with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto);
                  (ii) executes a security agreement or such other documents as Bank may reasonably request in order to maintain the perfection and priority of Bank's security interest in the Copyrights proposed to be registered with the United States Copyright Office; and (iii) records such security documents with the United States Copyright Office contemporaneously with filing the Copyright application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the Copyright application(s) filed with the United States Copyright Office, together with evidence of the recording of the security documents necessary for Bank to maintain the perfection and priority of its security interest in such Copyrights or Mask Works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent Trademark Office for a patent or to register a trademark or service mark within 30 days of any such filing.


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                       Borrower will (i) protect, defend and maintain the
                  validity and enforceability of the Intellectual Property that is material to Borrower's business and promptly advise Bank in writing of material infringements and (ii) not allow any Intellectual Property material to Borrower's business to be abandoned, forfeited or dedicated to the public without Bank's written consent.

            3. The following term is hereby amended in Section 13.1 entitled "Definitions":

                  "Revolving Maturity Date" is February 19, 2005


4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against paying any of the Obligations.

6. PAYMENT OF LOAN FEE. Borrower shall pay Bank a fee in the amount of Three Thousand Five Hundred Dollars ($3,500) ("Loan Fee") plus all out-of-pocket expenses.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee.

      This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                   BANK:

HEALTH GRADES, INC.                         SILICON VALLEY BANK


By:                                         By:
   -------------------------------             ---------------------------------
Name:                                       Name:
     -----------------------------               -------------------------------
Title:                                      Title:
      ----------------------------                ------------------------------


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(SILICON VALLEY BANK LOGO)


                               SILICON VALLEY BANK


                       PRO FORMA INVOICE FOR LOAN CHARGES


BORROWER:         Health Grades, Inc

LOAN OFFICER:     Kevin Grossman

DATE:             February 20, 2004


                  Loan Fee                  $3,500.00
                  Documentation Fee            250.00
                  UCC Search Fee               300.00

                  TOTAL FEE DUE             $4,050.00
                                            =========

Please indicate the method of payment:

         ( ) A check for the total amount is attached.

         ( ) Debit DDA # __________________ for the total amount.

         ( ) Loan proceeds




-----------------------------------------------
Borrower                               (Date)


-----------------------------------------------
Silicon Valley Bank                    (Date)
Account Officer's Signature


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                             COMPLIANCE CERTIFICATE


TO:        SILICON VALLEY BANK
           3003 Tasman Drive
           Santa Clara, CA 95054

FROM:      HEALTH GRADES, INC


         The undersigned authorized officers of Health Grades, Inc. ("Borrower") certify that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. In addition, the undersigned authorized officer of Borrower certifies that Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

       PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

Reporting Covenant                        Required                                 Complies
------------------                        --------                                 --------
Monthly financial statements + CC         Monthly within 30 days                   Yes   No
Annual (Audited)                          FYE within 90 days                       Yes   No
10-Q, 10-K and 8-K                        Within 5 days after filing with SEC      Yes   No
A/R & A/P Agings                          Monthly within 20 days*                  Yes   No
Borrowing Base Certificate                Monthly within 20 days*                  Yes   No

*or 30 days if no outstanding Advances exist and prior to an Advance if no outstanding Advances exist.

Financial Covenant                        Required              Actual             Complies
------------------                        --------              ------             --------
Maintain on a Monthly Basis:
  Minimum Quick Ratio (Adjusted)          1.50:1.00             _____:1.00         Yes   No
  Minimum Tangible Net Worth              $2,750,000*           $_________         Yes   No
  Minimum Liquidity Ratio                 2.50:1.00             _____:1.00         Yes   No

*Plus 25% of new equity or fiscal quarter profitability.

Have there been updates to Borrower's intellectual property?                       Yes / No
Borrower only has deposit accounts located at the following institutions:

-------------------------------.

Comments Regarding Exceptions:  See Attached.

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Sincerely,                                --------------------------------------
                                                     BANK USE ONLY

Health Grades, Inc.                       Received by:
                                                      --------------------------
                                                          AUTHORIZED SIGNER
-------------------------------------
SIGNATURE                                 Date:
                                               ---------------------------------

                                          Verified:
-------------------------------------              -----------------------------
TITLE                                                     AUTHORIZED SIGNER

                                          Date:
-------------------------------------          ---------------------------------
DATE
                                          Compliance Status:           Yes    No
                                          --------------------------------------